SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 8, 2005

LEAP WIRELESS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29752	33-0811062

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10307 Pacific Center Court
San Diego, California 92121
(Address of Principal Executive Offices)

(858) 882-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1.1
EXHIBIT 10.1.2
EXHIBIT 10.1.3
EXHIBIT 10.1.4

Item 1.01 Entry into a Material Definitive Agreement.

Restricted Stock Awards and Agreements

     Pursuant to the Leap Wireless International, Inc. 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan, effective July 8, 2005, the Leap Wireless International, Inc. (the “Company”) Board of Directors granted awards to purchase restricted stock at a purchase price of $0.0001 per share as follows: David B. Davis, 1,000 shares; Robert J. Irving, Jr., 4,500 shares; Leonard C. Stephens, 14,100 shares; and Harvey P. White, 35,500 shares.

     The restricted stock awards to Messrs. Davis, Irving and Stephens vest in two equal installments on November 15, 2005 and November 15, 2006, subject to certain accelerated vesting. In connection with the awards, each of Messrs. Davis, Irving and Stephens also released their potential claims against the Company under certain employee benefits plans previously terminated by the Company. The forms of the agreement for the additional restricted stock awards to Messrs. Davis, Irving and Stephens are attached hereto as Exhibits 10.1.1, 10.1.2 and 10.1.3, respectively, the terms of which are incorporated herein by reference.

     The restricted stock award to Mr. White was granted in exchange for his agreement to provide consulting services to the Company through November 30, 2006, his release of potential claims against the Company under certain employee benefits plans previously terminated by the Company and other consideration. The restricted stock award to Mr. White vests in two equal installments on November 15, 2005 and November 15, 2006, subject to accelerated vesting if Mr. White’s consulting services are terminated for any reason other than by the Company for cause. The agreement with Mr. White is attached hereto as Exhibit 10.1.4, and the form of restricted stock agreement for his restricted stock award is attached thereto as Exhibit B-1, the terms of which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1.1	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement, dated as of July 8, 2005, between the Company and David B. Davis.
10.1.2	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement, dated as of July 8, 2005, between the Company and Robert J. Irving, Jr.
10.1.3	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement, dated as of July 8, 2005, between the Company and Leonard C. Stephens.
10.1.4	Agreement, dated as of July 8, 2005, between the Company and Harvey P. White.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP WIRELESS INTERNATIONAL, INC.
Date: July 14, 2005	By:	/s/ Dean M. Luvisa
		Name:	Dean M. Luvisa
		Title:	Vice President, Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1.1	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement, dated as of July 8, 2005, between the Company and David B. Davis.
10.1.2	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement, dated as of July 8, 2005, between the Company and Robert J. Irving, Jr.
10.1.3	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement, dated as of July 8, 2005, between the Company and Leonard C. Stephens.
10.1.4	Agreement, dated as of July 8, 2005, between the Company and Harvey P. White.